VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—99.7%
Communication Services—11.6%
Meta Platforms, Inc. Class A(1)	41,600	$ 12,489
Netflix, Inc.(1)	30,670	11,581
Trade Desk, Inc. (The) Class A(1)	404,100	31,580
		55,650

Consumer Discretionary—28.6%
Airbnb, Inc. Class A(1)	115,000	15,779
Amazon.com, Inc.(1)	206,800	26,288
Global-e Online Ltd.(1)	239,900	9,534
MercadoLibre, Inc.(1)	24,620	31,215
On Holding AG Class A(1)	218,100	6,068
Tesla, Inc.(1)	165,975	41,530
Wingstop, Inc.	41,115	7,394
		137,808

Consumer Staples—0.9%
elf Beauty, Inc.(1)	40,050	4,399
Financials—0.6%
Dlocal Ltd. Class A(1)	124,200	2,381
Toast, Inc. Class A(1)	24,800	464
		2,845

Health Care—9.9%
Exact Sciences Corp.(1)	238,400	16,264
Natera, Inc.(1)	92,750	4,104
Repligen Corp.(1)	29,700	4,722
Seagen, Inc.(1)	52,075	11,048
Veeva Systems, Inc. Class A(1)	56,000	11,393
		47,531

Industrials—10.0%
Axon Enterprise, Inc.(1)	85,700	17,053
Paylocity Holding Corp.(1)	42,700	7,759
Shoals Technologies Group, Inc. Class A(1)	142,250	2,596
	Shares	Value

Industrials—continued
Uber Technologies, Inc.(1)	455,000	$ 20,926
		48,334

Information Technology—36.0%
Advanced Micro Devices, Inc.(1)	131,000	13,469
ASML Holding N.V. Registered Shares	11,000	6,475
BILL Holdings, Inc.(1)	141,500	15,363
Cadence Design Systems, Inc.(1)	33,700	7,896
Crowdstrike Holdings, Inc. Class A(1)	42,900	7,181
DoubleVerify Holdings, Inc.(1)	351,000	9,810
Enphase Energy, Inc.(1)	71,150	8,549
First Solar, Inc.(1)	39,600	6,399
NVIDIA Corp.	73,670	32,046
Palo Alto Networks, Inc.(1)	44,000	10,315
ServiceNow, Inc.(1)	23,800	13,303
Shopify, Inc. Class A(1)	437,500	23,874
Snowflake, Inc. Class A(1)	100,150	15,300
Sprout Social, Inc. Class A(1)	67,978	3,391
		173,371

Real Estate—2.1%
Zillow Group, Inc. Class C(1)	220,400	10,174
Total Common Stocks (Identified Cost $336,790)		480,112

Total Long-Term Investments—99.7% (Identified Cost $336,790)		480,112

TOTAL INVESTMENTS—99.7% (Identified Cost $336,790)		$480,112
Other assets and liabilities, net—0.3%		1,391
NET ASSETS—100.0%		$481,503
Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	84%
Uruguay	7
Canada	5
Israel	2
Netherlands	1
Switzerland	1
Total	100%
† % of total investments as of September 30, 2023.
The following table summarizes the value of the Fund’s investments as of September 30, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$480,112	$480,112
Total Investments	$480,112	$480,112
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2023.
There were no transfers into or out of Level 3 related to securities held at September 30, 2023.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023
Note 1. Security Valuation
The Fund’s Board of Trustees have designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Investment Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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